EXHIBIT 10.5.2


         LEASE AGREEMENT


                                                     Prepared by:


                                                     --------------------------
                                                     Anthony Mancuso, Esq.

This Agreement is made on September 1, 2002


         BETWEEN Moore's Realty Associates, a New Jersey partnership residing or located at 1862 Oak Tree Road in the Township of Edison in the County of Middlesex and the State of New Jersey, herein designated as the Landlord,

         AND Chefs International, Inc., residing or located at 62 Broadway in the Borough of Pt. Pleasant Beach in the County of Ocean and the State of New Jersey, herein designated as the Tenant;

         WITNESSETH THAT, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord the following described premises:

         That portion of Block 85.11, Lot 21 commonly known as "the Building C Pad Site", located at 402 West Main Street, Freehold Township, Monmouth County, upon which the tenant intends to construct a paved parking area for use by patrons and employees of Building A (Moore's Tavern) and Building B (Escondido's Mexican Restaurant), both buildings located on Block 85.11, Lot 21 and leased by Moore's Realty Associates to Chefs International, Inc. A sketch of the leased premises is attached to this Lease Agreement and labeled "Exhibit A."

         The initial term is for five (5) years commencing on September 1, 2002 and ending on January 25, 2007. The premises are to be used and occupied only and for no other purpose than the operation of a paved parking area.



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         UPON THE FOLLOWING CONDITIONS AND COVENANTS:

         1ST: The Tenant covenants and agrees to pay to the Landlord rent as set forth in paragraphs 23 and 24.

         2ND: The Tenant has entered into this lease without any representation on the part of the Landlord as to the condition of the land. The Tenant shall take good care of the paved parking area when constructed and shall at the Tenant's own cost and expenses, make all repairs to such paved parking area and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the leased premises in good order and condition, wear and tear from a reasonable use thereof, damage by the elements not resulting from the neglect or fault of the Tenant excepted.

         3RD: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and or any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

         4TH: The Tenant shall not assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof; not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any



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purpose  deemed  unlawful,  or  extra  hazardous,  on  account  of fire or other casualty.

         5TH: Beginning on September 1, 2002 and throughout the term hereof, Tenant shall, at its own cost and expense, provide and keep in force General Liability Insurance insuring both Landlord and Tenant, as additional insured, against claims for death and bodily injury and property damage coverage for the paved parking area, in amounts and of types acceptable to the Landlord.

         6TH: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

         7TH: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the paved parking area to person wishing to rent or purchase the same. A sale of the premises shall not disturb Tenant's right to use and occupy the premises in accordance with this Lease Agreement.

         8TH: The tenant shall be responsible for obtaining any and all required municipal approvals for the placement of signs on the paved parking area. The Tenant shall not place nor allow to be placed any other signs of any kind whatsoever, upon, in, or about the said premises or any part thereof, except of a design and structure and in or at such places as may be consented to by the Landlord in writing. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.



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


         9TH: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording. Tenant agrees to execute any instrument, without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this lease, and the term hereof is hereby expressly limited accordingly.

         10TH: The Landlord has waived the submission of a security deposit based upon the improvements being made to the property by the Tenant. However, if the Tenant defaults in the payment of rent or additional rent for more than thirty (30) days, in addition to satisfying any rent or additional rent due, Tenant shall deposit with the Landlord the sum of one and one-half month's rent as security for Tenant's performance of its obligations pursuant to this lease agreement.

         11TH: If the leased premises, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to any governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings;



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


and all rights of the Tenant to damages, if any are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other partly designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

         12TH: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any prosecution therefor for damages, may re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, relet the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the



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


aforementioned   expenses,  fees  and  costs;  the  same  to  be  paid  as  such deficiencies arise and are ascertained each month.

         13TH: Upon the occurrence of any of the contingencies set forth in the preceding clauses, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge or operating as custodian of the assets or property of the Tenant, five days' notice in writing of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

         14TH: Any equipment and fixtures, or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant for any part of the proceeds of such sale, if any.

         15TH: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform



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


such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease.

         16TH: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

         17TH: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

         18TH: The various rights, remedies, options and elections of the Landlord expressed herein are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord or any installment of rent



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


after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

         19TH: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

         20TH: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premise for the term aforementioned.

         21ST: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof shall be binding unless reduced to writing and signed by the Landlord and Tenant.

         22ND: The Tenant shall have the right to terminate this Lease Agreement upon twelve (12) months' written notice to the Landlord. The Landlord shall have the right to terminate this Lease Agreement upon twelve (12) months' written notice to Tenant, provided that Landlord shall offer to Tenant, upon terms and conditions similar to those contained in this Lease Agreement, a building pad located on Block 85.11, Lot 22 on which a paved parking area sufficient to park a minimum of



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fifty (50)  vehicles can be erected.  Neither the Tenant nor the Landlord  shall exercise its right of termination during the initial term of this Lease Agreement which begins on September 1, 2002 and ends on January 25, 2007. If this Lease Agreement is properly terminated by either party and at the time of such termination the Tenant leases either Building A or Building B, both located on block 85.11, Lot 21, from Landlord, Landlord shall not permit a restaurant to be developed or executed on the Building C Pad Site which is the subject matter of this Lease Agreement.

         23RD: The initial term of this Lease shall commence on September 1, 2002 and end on January 25, 2007. The rent for the initial term shall be One Hundred Seventy-Six Thousand Six Hundred Sixty-Six Dollars and Sixty-Six Cents ($176,666.67) Dollars, payable in equal monthly installments of Three Thousand Three Hundred Thirty-Three Dollars and Thirty-Three Cents ($3,333.33), payable in advance on this first day of each and every month of the term.

         24TH: Unless this Lease is properly terminated by either of the parties in accordance with its terms, the Tenant shall be entitled to three (3) five (5) year extensions of the initial term. The first extension shall commence on January 26, 2007 and end on January 25, 2012. The rent for the first extension shall be Two Hundred Twenty Thousand ($220,000.00) Dollars, payable in equal monthly installments of Three Thousand, Six Hundred Sixty-Six Dollars and Sixty-Six Cents ($3,666.66), payable in advance on the first day of each and every month of the first extension.

                The second extension shall commence on January 26, 2012 and end on January 25, 2017. The rent for the second extension shall be Two Hundred Fifty Thousand ($250,000.00), Dollars payable in equal monthly installments of Four Thousand One Hundred Sixty-Six Dollars and Sixty-Seven Cents ($4,166.67), payable in advance on the first day of each and every month of the second extension. The third extension shall commence on January 26, 2017 and end on January 25, 2022.



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The rent for the third  extension  shall be Two  Hundred  Seventy-Five  Thousand
($275,000.00), Dollars payable in equal monthly installments of Four Thousand Five Hundred Eighty-Three Dollars and Thirty-Three Cents ($4,583.33), payable in advance on the first day of each and every month of the third extension.

                  The rental payments set forth above for the initial term and each of the three extension periods may be supplemented by additional rental payments as provided below.

         25TH: In addition to the minimum guaranteed rental specified above, the Tenant shall also pay to the Landlord for each lease year during the initial term of this lease and any of the three (3), five (5) year extension periods a percentage rental determined by (a) multiplying the total gross sales made in or from gross sales derived from operations at Moore's Tavern (Building A) and Escondido's Mexican Restaurant (building B) during the particular lease year by the percentage rate of one (1%) percent and then (b) subtracting from the product thus obtained the minimum guaranteed rental paid by the Tenant to the Landlord for such lease year. The resulting figure shall be known as the percentage rental. The percentage rental, if any, shall be paid within ninety
(90) days of the close of the particular lease year. In no event shall the rent to be paid by the Tenant and retained by the Landlord for any lease year be less than the annual lease year minimum guaranteed rental herein specified in paragraphs 23 and 24. "Gross sales" shall be defined as the aggregate amount of all sales (whether for cash, credit, or otherwise), of food, beverages, goods and articles, as well as all charges for services performed, made, or rendered in, about or in connection with the demised premises, including off-premises sales and monies derived at or away from the demised premises, as long as they are in connection with the restaurant and tavern operation conducted on the demised premises. Excluded from "gross sales" shall be any and all federal, state, municipal or other taxes



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levied or payable on any of Tenant's receipts; receipts from sales to employees, tips, gratuities or employee discounts for food.

         26TH: The Landlord may pursue the relief or remedy sought in any invalid clause by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provision of the applicable statutes or regulation were set forth herein at length.

         27TH: In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

         28TH: The parties acknowledge that tenant is currently the lessee of Buildings A and B on Lot 21, Block 85.11 and pays its percentage share of the common area maintenance charges for common areas appurtenant to those buildings, including parking area, brick paver Plaza, clock tower, reflecting pool, raised planter, refuse areas and other exterior common areas and appurtenances. During the term of this Lease Agreement, tenant shall be responsible for all of the common area maintenance charges for all of the common areas appurtenant to Buildings A and B and the Building C Pad Site. Also, tenant shall pay all of the real estate taxes levied by the Township of Freehold upon the land and improvements of Lot Block 85.11, Lot 21 commencing with the initial term of this Lease Agreement.

                  Tenant shall pay the said amounts when due to the Township of Freehold and provide



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proof of same to the landlord upon request.

         29TH: Although this lease is intended to be a triple-net lease, under no circumstances shall it be construed that Tenant shall pay any monies for any charges, services, rents, bills or the like incurred prior to the commencement of the lease term.

         30TH: Tenant shall pay the entire cost of the following exterior services: snow and ice removal in parking lot, plaza and walkways; spreading of salt or chemical for ice removal/melting; landscaping including grass cutting, weeding, mulching; cleaning of parking lot and plaza area; planting of raised flower bed; cleaning and maintenance of reflecting pool and other outside maintenance and cleaning.

         31ST: Tenant shall pay for its own garbage removal and shall pay the lease/rental for any and all the compactors provided by Freehold Cartage.

         32ND: The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provision of the applicable statues or regulation were set forth herein at length

         33RD: In all references herein to any parties, persons, entitles or corporations the sue of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the test of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

         34TH: The tenant shall purchase those materials and perform that construction necessary to



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install pavement,  curbing,  electricity,  etc. in order to allow the Building C
Pad Site to be used as a paved parking area. The construction shall, at a minimum, be in accordance with all Township ordinances and regulations, as well as any and all land use approvals issued by the Township. The Landlord shall reimburse the Tenant for the actual cost of same, not to exceed One Hundred Fifty Thousand ($150,000.00) Dollars. Such reimbursement shall be by the providing by Landlord to Tenant of a credit against the minimum rent, and additional percentage rent, if any, due to Landlord by Tenant.

         35TH: Any breach of this Lease Agreement shall be deemed a breach of the parties' current Lease Agreements for Building A ("Moore's Tavern") and Building B ("Escondido's Mexican Restaurant").

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers ad their proper corporate seal to be hereto affixed, the day and year first above written.

WITNESS:                                  MOORE'S REALTY ASSOCIATES,
                                          A NEW JERSEY PARTNERSHIP, LANDLORD


      s/Claire M. Minnig                        s/ Michael F. Lombardi
---------------------------------         --------------------------------------
Claire M. Minnig                          Michael F. Lombardi, Managing Partner


ATTEST:                                   CHEFS INTERNATIONAL, INC.,
                                          CORPORATION, TENANT


      s/Martin W. Fletcher                      s/ Anthony Papalia
---------------------------------         --------------------------------------
Martin W. Fletcher, Secretary             Anthony Papalia, President








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